UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, Michigan		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of Gentherm Incorporated (the “Company”) approved amendments to, and the restatement of, the Company’s Bylaws, effective as of January 1, 2013. The material provisions of these amendments include (1) establishing the timing for advanced notice of, and specifying additional information required in connection with, the nomination of directors and the proposal of other business intended to be presented by shareholders at shareholders’ meetings, (2) clarifying other matters related to meetings of shareholders or other actions of shareholders and (3) specifying and clarifying certain indemnification rights of directors, officers, employees and other persons.

2013 annual meeting of shareholders

This Current Report on Form 8-K serves as notice to all shareholders that any director nomination or proposal of other business intended to be presented by shareholders for consideration at the Company’s 2013 annual meeting of shareholders, but not intended to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by the Secretary of the Company at the Company’s corporate headquarters not less than 90 days and not more than 120 days before the first anniversary of the date of the 2012 annual meeting, which occurred on May 10, 2012. Therefore, such notice must be received between January 10, 2013 and the close of business on February 8, 2013 to be considered timely. However, if the Company’s 2013 annual meeting occurs more than 30 days before or 60 days after May 10, 2013, the Company must receive nominations or proposals (A) not later than the close of business on the later of the 90th day prior to the date of the 2013 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2013 annual meeting, and (B) not earlier than the 120th day prior to the 2013 annual meeting. Such proposals and nominations must also be in compliance with the Company’s Bylaws, including the information requirements therein, and the proxy solicitation rules of the SEC and Nasdaq if applicable. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with the foregoing and other applicable requirements.

Summary of material changes of Bylaws

Advance Notice Provisions: As amended, the Bylaws are intended to ensure that shareholders and the Company have a reasonable opportunity and full information to consider nominations and other business proposed to be brought before a meeting of shareholders. The following requirements do not affect the rights of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act. The amendments, among other things:

•

Add the requirement that a shareholder must provide notice to the Secretary of the Company of any director nomination or other business intended to be proposed by the shareholder at an annual meeting of shareholders. The foregoing notice must be provided no later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the current year’s annual meeting is more than 30 days before, or more than 60 days after, such anniversary date, notice by the shareholder must be delivered (1) not earlier than the 120th day prior to such annual meeting and (2) not later than the close of business on the later of (a) the 90th day prior to such annual meeting and (b) the 10th day following the day on which public announcement of such meeting is first made by the Company.

•

Add the requirement that, if determined by the Board that directors will be elected at a special meeting, a shareholder must provide notice to the Secretary of the Company of any director nomination intended to be presented at such special meeting (1) not earlier than the 120th day prior to such special meeting and (2) not later than the close of business on the later of (a) the 90th day prior to such special meeting or (b) the 10th day following the day on which public announcement is first made by the Company of the date of such special meeting and of the nominees proposed by the Board to be elected at such meeting.

•

Require additional information to be provided in the notice in connection with director nominations or other proposed business by shareholders intended to be presented at a meeting of shareholders, including:

•

If a shareholder nominates a person for election as a director, (i) information on such proposed director nominee that would be required to be included in a solicitation of proxies for election of directors in an election contest under the Exchange Act or as otherwise required under applicable law, (ii) information regarding any compensation or monetary arrangement, or other material relationship, between the proposed nominee and such nominee’s affiliates, associates and others acting in concert therewith, on the one hand, and the shareholder and beneficial owner and their respective affiliates, associates or others acting in concert therewith, on the other hand, and (iii) additional information regarding the proposed nominee to enable the Company to determine the nominee’s eligibility and independence and that such nominee otherwise is, and will be, in compliance with the Company’s policies and guidelines applicable to directors.

•

If a shareholder is proposing other business to present at the meeting, information regarding the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and such persons’ material interest (and the material interest of other specified persons) in the matters being proposed.

•

As to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, information including (i) arrangements with respect to the nomination or proposal, or acquiring, holding, voting or disposing of shares of the Company’s stock, among the shareholder, beneficial owner and any of their respective affiliates, associates and any others acting in concert therewith; (ii) shares held of record and beneficially by such shareholder and beneficial owner, and any arrangement or understanding that has the effect or intent to mitigate loss, manage risk, benefit from share price changes or change the voting power of such shares held by such persons (such as hedging or other derivative positions), and (iii) whether such persons intend to solicit proxies in support of the proposed business or nominee.

•

Require the update and supplement of information provided in the notice to the Company, such that all applicable information is true and correct as of the record date and within 15 days prior to the applicable meeting or any adjournment or postponement thereof.

•	Specify that attendance by the shareholder (or a qualified representative) at the shareholder meeting is required to present the director nomination or proposal.

•	Specify the Company’s authority regarding non-compliance with the notice and information requirements specified in the Bylaws.

•	Define and clarify the scope and meaning of certain terms, including beneficial owner.

Other Amendments Regarding Meetings of Shareholders or Actions by Shareholders: As amended, the Bylaws are intended to clarify other matters related to shareholder meetings or other actions by shareholders. The amendments, among other things:

•

Increase the minimum percentage of votes required to be held by shareholders to cause a special meeting of the shareholders to be called by the Corporation from 10% to 25% of all votes entitled to be cast at such meeting. Such request to call a special meeting also must include the information noted above.

•

Extend the time period in which the record date and meeting date for a special meeting of the shareholders must be fixed after the Board receives proper notice from the shareholders requiring that a special meeting be called.

•

Add the requirement that any shareholder intending to cumulate votes for the election of directors in accordance with the Company’s Restated Articles of Incorporation, as amended (the “Articles”), must provide timely notice to the Company of such intention. A shareholder must provide notice not later than 30 days and not earlier than 60 days prior to the first anniversary of the preceding year’s annual meeting, provided the Bylaws provide specify alternate timing if the actual meeting date is more than 10 days before or after the anniversary of the prior year’s annual meeting or if it is a special meeting.

•	Extend the time period prior to which a new record date for any shareholder meeting is required to set after an adjournment of such shareholder meeting.

•

Provide for greater flexibility to shareholders voting on a proposal by removing the requirement that any matter (other than director elections) must be approved by at least a majority of the required quorum for such meeting.

•	Provide that shareholders may participate at annual meetings by remote communication, if and in the manner approved by the Board.

•	Provide that a proxy may be valid for up to three years.

•	Remove certain references to cumulative voting that are duplicative of the rights set forth in the Articles.

Indemnification: As amended, the Bylaws are intended to specify and clarify certain indemnification rights, as permitted by the Company’s Articles. The amendments, among other things:

•

Provide that the Company shall indemnify its officers and directors (or persons serving as an officer or director of another entity at the Company’s direction, or a predecessor or successor entity of the Company, by merger or otherwise, or other capacities specified in the Bylaws) to the maximum extent permitted by the Michigan Business Corporation Act, and pay or reimburse the reasonable expenses of such person in connection with any covered matter in advance of the final disposition of such matter, in each case subject to requirements and limitations specified in the Bylaws. The Corporation may indemnify or advance expenses to other persons as the Board deems appropriate.

•	Clarify that the Company shall have the power to purchase and maintain insurance on behalf of those persons permitted to be indemnified under the Articles and the Bylaws.

•	Establish the rights and procedures for a claimant to bring suit against the Company for indemnification amounts.

•	Clarify that the indemnification rights in the Articles and Bylaws are not exclusive.

•	Clarify that ERISA fiduciaries are covered under the Company’s indemnification provisions and clarify certain terms in the Articles to ensure full coverage to such persons.

•

Clarify that the indemnification rights provided in the Articles and the Bylaws continue as to any person who ceases to be an indemnitee under the Articles or the Bylaws and inure to the benefit of such person’s heirs, executors and administrators.

•	Clarify that the Company is not liable for settlements or judicial awards if consent was not given or participation was not granted in accordance with the Bylaws.

•

Specify that a person’s right to indemnification and advancement of expenses, as applicable, as set forth in the Articles and Bylaws is a contractual right and vests at the time of service to, or at the request of, the Company. Such right continues even after the person ceases to be a director, officer, employee or agent of the Company. If the Bylaws are amended, modified or repealed, such provisions cannot alter a person’s right to indemnification or the advancement of expenses prior to the date of such amendment, modification, or repeal.

•	Clarify that the Company will be subrogated to the rights of recovery of any persons indemnified by the Company.

•	Clarify that the Company is not required to make any indemnification payments that would be duplicative.

Other Amendments: Additional technical changes were made to conform to current Michigan law, as well as other clarifications and enhancements generally. The other amendments, among other things:

•	Revise the provisions relating to the removal, resignation and filling vacancies of directors, by shareholders or the Board, in accordance with the Michigan Business Corporation Act.

•	Clarify the appointment of officers of the Company and their respective duties, as well as their replacement and succession (if they are unable to perform their duties).

•	Remove various provisions that were duplicative of the Articles and/or the applicable provisions of the Michigan Business Corporation Act.

•	Remove or revise legacy provisions from the Company’s former status as a California corporation or a non-public company.

The foregoing summary is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, which is attached hereto as Exhibits 3.1 (clean version) and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

3.1	Amended and Restated Bylaws of Gentherm Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips,
Vice-President and General Counsel

Date: January 2, 2013

EXHIBIT INDEX

Number	Description

3.1	Amended and Restated Bylaws of Gentherm Incorporated.